UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2023

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, NY, 10577

(Address of principal executive offices)   (Zip Code)

914-701-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AAWW	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on August 4, 2022, Atlas Air Worldwide Holdings, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Rand Parent, LLC, a Delaware limited liability company (“Parent”) affiliated with certain funds managed by affiliates of Apollo Global Management, Inc., J.F. Lehman & Company, LLC and Hill City Capital LP, and Rand Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“MergerCo”), which provides for the merger of MergerCo with and into the Company with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).

As of March 14, 2023, all regulatory conditions to closing set forth in the Merger Agreement were satisfied. Subject to the satisfaction or waiver of the remaining closing conditions, the Company expects to consummate the Merger on or about March 17, 2023.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to the Company, Parent and the acquisition of the Company by Parent that are subject to risks, uncertainties and other factors. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “will,” “may,” “should,” “could,” “would,” “expect,” “anticipate,” “intend,” “plan,” “continue,” “believe,” “seek,” “project,” “estimate,” and similar expressions used in this communication that do not relate to historical facts are intended to identify forward-looking statements.

Such forward-looking statements speak only as of the date of this communication. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the Company and its subsidiaries that may cause the actual results of the Company or its subsidiaries to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the risk that the proposed Merger may not be completed in a timely manner or at all; the possibility that one or more of the various conditions to the consummation of the proposed Merger may not be satisfied or waived; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee; the effect of the announcement and pendency of the proposed Merger on the Company’s ability to attract, motivate or retain key executives, pilots and associates, its ability to maintain relationships with its customers, vendors, service providers and others with whom it does business, or its operating results and business generally; risks related to the proposed Merger diverting management’s attention from the Company’s ongoing business operations; the risk of shareholder litigation in connection with the proposed Merger, including resulting expense or delay; and (i) any other risks discussed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and (ii) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Other factors and assumptions not identified above may also affect the forward-looking statements, and these other factors and assumptions may also cause actual results to differ materially from those discussed.

The Company assumes no obligation to update such statements contained in this communication to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law and expressly disclaims any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS AIR WORLDWIDE HOLDINGS, INC.
By:	/s/ Adam R. Kokas
	Name:	Adam R. Kokas
	Title:	Executive Vice President, General Counsel and Secretary

Date: March 14, 2023